Exhibit 99.1

Three Platforms, One Mission: Transforming Advanced Cancer Care NASDAQ: RNAZ

Company Forward Looking Statement 2 Before you invest in the securities of TransCode Therapeutics, Inc. (“TransCode” or the “Company”), you should read TransCode’s filings with the U.S. Securities and Exchange Commission (“SEC”) for more complete information about the Company. You can obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Company will send you these documents at no charge if you request them from TransCode at 6 Liberty Square, #2382, Boston, MA 02109, Attention: Investor Relations; or by calling (857) 837-3099. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall TransCode make any sale of its securities, in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. Statements in this presentation contain “forward-looking statements” that are subject to substantial risks and uncertainties. Forward-looking statements contained in this presentation may be identified by use of words such as “anticipate,” “believe,” “could”, “estimate,” “expect,” “forecast,” “may,” “outlook,” “project,” “should,” “will,” or other similar words, and include, without limitation, statements regarding the Company’s expectations regarding current or future clinical trials, research programs, and financial results including that the Company requires substantial additional capital. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate, including that clinical trials may be delayed; that reported trial data may be preliminary or that interim data may be superseded by subsequent data obtained from the same clinical trial or in connection with other and/or subsequent clinical trials; and that any anticipated meetings with or presentations to the U.S. Food and Drug Administration (“FDA”) may be delayed, may not occur at all, or may not result in outcomes that the Company prefers. These and other risks and uncertainties are described more fully in the sections titled “Risk Factors” and "Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed annually with the SEC, and in other reports subsequently filed with the SEC. Forward-looking statements contained in this presentation are made as of the date of this presentation; the Company undertakes no duty to update such information except as required under applicable law.

A Rare Small-Cap with Three Near Term Catalysts 3 Harvard-faculty founders Massachusetts General Hospital (MGH) /Harvard Medical School (HMS) to target advanced cancers Since the Company’s initial public offering in 2021, ~$100 million net invested to date through financings and grants; no long-term debt Pioneering complementary approaches aimed at redefining the boundaries of advanced cancer care: RNA-targeted therapeutics that precisely reach tumors: prioritized Vaccine immunotherapies that mobilize the immune system to recognize and destroy cancer cells Immuno-oncolytic agents that directly target tumors while simultaneously stimulating systemic immune responses

Critical Need for Effective Therapies Targeting Advanced Cancer 4 Cancer Deaths Due to Advanced Disease >90% Advanced Cancer Reduces 5-year Survival Key Challenge to Treatment Dissemination to distant sites, immune evasion, resistance Global Market by 2032* $120-$250B *Source: 2019 American Cancer Society, Inc., Surveillance Research; International Agency for Research on Cancer in its report named GLOBOCAN 2022: Precedence Research January 2022 Low Survival if Diagnosed at Advanced Stage

Experienced Management Tom Fitzgerald, MBA CFO; Director Zdravka Medarova, PhD Cofounder, CSO Susan Duggan, RN, MBA SVP Operations Tania Montgomery VP Business Development Philippe P Calais, PharmD PhD CEO, Chairman of the Board Michel Janicot, PhD Consulting Head Translational Science Daniel Vlock, MD Consulting Oncology Clinician Lou Brenner, MD Consulting Clinical and Strategic Advisor 5

Leading Advisors with Oncology and RNA Expertise

Board of Directors

Philippe P Calais, PhD
Chairman and CEO

Magda Marquet, PhD
Director
Co-CEO, ALMA Life Sciences

Elizabeth Czerepak, MBA
Director
CFO, Mirror Biologics

Tom Fitzgerald, MBA
Director and CFO

Erik Manting, PhD
Director
CEO, Mendus AB

Jack E Stover
Director
Chairman of Board, Traws Pharma

Scientific Advisory Board

Anna Moore, PhD
Chair
TransCode Co-Founder; Director, Precision Health Program at Michigan State University

Frank Slack, PhD
Director, Institute for RNA Medicine, Beth Israel Deaconess Medical Center

Lubo Nechev, PhD
Chief CMC Officer, Alnylam Pharmaceuticals

Keith Flaherty, MD
Professor of Medicine & Director of Clinical Research Mass General Cancer Center

Philip D Zamore, PhD
Founder, Alnylam and City Therapeutics, Professor of Biomedical Sciences at the University of Massachusetts Chan Medical School

Dejan Juric, MD
Director, Termeer Center for Targeted Therapies Massachusetts General Hospital

6

Innovative and Differentiated Pipeline 7

8 TTX-MC138 Lead Therapeutic Candidate AntagomiR targeting microRNA-10b Phase 2a active

TTX-MC138



Iron oxide nanoparticle platform designed for the delivery of RNA therapeutics to tumors

Type: Nucleic acid-based therapeutic designed to bind to a specific microRNA and block its function

Tumor Uptake: Specifically designed to promote tumor uptake

Target: MicroRNA-10b, a master regulator of metastatic cancer

MoA: Inhibiting microRNA-10b blocks multiple cancer pathways

Status: Phase 2a - relapsed refractory solid tumors and micro-metastases



Select miR-10b Molecular Pathways
TWIST1
miR-10b
TTX-MC138
HOXD10
NF1
TBX5
E-Cadherin
RHOC
ROCK
PTEN
cJUN
AKT
Key Components of Tumor Invasion and Metastases
Immune evasion
Tumor cell motility & metastasis
Anti-apoptosis & cell proliferation
Improved self-renewal:
Proliferation, apoptosis & growth

9

Clinical Development Plan: Metastatic Disease 10 Phase 1a Dose escalation, all comers, advanced solid tumors Phase 0 Microdose radiolabelled, advanced solid tumors Phase 2a Dose expansion Micrometastatic disease Phase 2 First indication TBD Phase 0 Phase 1a Phase 2a Phase 2 Indications: Advanced solid tumors Design: Bayesian Optimal Interval (BOIN) Endpoints: Safety & PK Status: 16 treated Results: No DLT’s, preliminary results pending; 3 patients remain on trial Indications: Stage 1-3 colorectal adenocarcinoma with molecular disease (ctDNA positive) following standard therapy with curative intent Design: Single Cohort, N = Up to 45 Endpoints: RFS, DOR, PFS, Clearance ctDNA Status: enrolling Indications: Pending Phase 2a results Design: Double blind, RCT, Adaptive Design (N= 50 - 200) Endpoints: TBD Status: Following Phase 2a completion 2023 2024 2025 2026 2027 2028 Completed Completed Ongoing In Planning Indications: Advanced solid tumors Design: Single Cohort Endpoints: Target Engagement, Safety & PK Status: 1 treated Results: Delivery confirmation 10

Phase 0: Accumulation in Metastatic Lesions Confirmed

Pre-Dosing



[18F]-labelled fluorodeoxyglucose (FDG)

Post-Dosing


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[64-Cu]-labelled TTX-MC138

- Dosed 1 female patient with stage-IV metastatic breast cancer (metastatic sites: bone, liver and lungs – left panel)
- Single sub-therapeutic dose of labelled TTX-MC138
- PET-MRI performed at 2, 3, 6 and 24 hours post-dosing (right panel)
- **Showed accumulation of the drug in the metastatic lesions**
- **Well-tolerated**

A single microdose (90 µg) of ^{64}Cu-labelled TTX-MC138 (mCi) by intravenous bolus on Day 1

11

Phase 1a Trial: Overview and Status 12 Dose escalation, 4 cohorts of 3 + patients Advanced solid tumors, all comers Objectives Endpoints Primary Objectives Primary Endpoint Evaluate safety and tolerability, determine MTD and select RP2D Incidence of TEAEs* Secondary Objectives Secondary Endpoints Evaluate anti-tumor activity ORR, DCR, DoR, PFS, OS** Phase 1A Highlights* # Subjects Treated 16 # Doses to Date ~ 86 Median Duration ~ 5 Months Longest Duration 15 Doses (Months) DLT’s 0 Patients still on Study 3 End of Phase 1A (Safety) December 2025 * Treatment Emergent Adverse Events ** Objective Response Rate, Disease Control Rate, Duration of Response, Progression-Free Survival, Overall Survival *Preliminary information. Data analysis and review are ongoing as 3 patients remain on study Achieved Analysis ongoing; 3 patients remain on study

13 Phase 1a Trial: Subject Tumor Type Subject # Dose Level Type of cancer diagnosed Location 100-003 0.8 mg/kg Malignant neoplasm of endometrium Uterus 103-001 0.8 mg/kg Solitary fibrous tumor (hemangiopericytoma) Right forehead 100-002 0.8 mg/kg Adenocarcinoma of the rectum Rectum 100-004 1.6 mg/kg Malignant neoplasm of sigmoid colon Sigmoid colon 102-001* 1.6 mg/kg Dose Escalated to 3.2mg/kg Extraskeletal myxoid chondrosarcoma Soft tissue 100-005 1.6 mg/kg Olfactory neuroblastoma Nasal cavity 103-002 3.2 mg/kg Adenoid cystic carcinoma Right maxillary sinus 101-001 3.2 mg/kg Myxoid sarcoma Soft tissue 102-002 3.2 mg/kg Adenocarcinoma of the breast Breast 100-007 4.8 mg/kg Leiomyosarcoma of retroperitoneum Right hepatic lobe 103-003* 4.8 mg/kg Carcinoma thyroid gland Papillary thyroid carcinoma 103-004 4.8 mg/kg Renal cell carcinoma Left kidney 100-008* 3.2mg/kg (BF) Adenoid cystic carcinoma Lung 102-003 3.2mg/kg (BF) P16 positive, poorly differentiated squamous cell carcinoma of the anterior right anal rectal junction Anus 100-009 3.2mg/kg (BF) Mucinous adenocarcinoma of sigmoid colon Gastrointestinal tract, lower 103-007 3.2mg/kg (BF) Adenocarcinoma pancreas Pancreas * Patients remaining in the study 13

14 Phase 1a Trial: Safety Primary Endpoint Cohort Dose Number of Patients DLT’s 1 0.8mg/kg 3 0 2 1.6mg/kg 3 0 3 3.2mg/kg 6 0 4 4.8mg/kg 3 0 Treatment Related Serious Adverse Events (SAE) SAE # Subjects (N=16) % Subjects Grade Infusion Related Reaction* 1 6.25% 2 * SAE due to hospitalization observation several hours post treatment • TTX-MC138 demonstrated strong tolerability • No dose-limiting toxicities (DLT’s) observed at all dose levels • No clinically significant treatment-related safety signals identified • Dose escalation completed through 4.8 mg/kg without limitation 14

15 Phase 1a Trial: Safety Overview Adverse Events Adverse Event (Maximum CTCAE Grade) Total (N=16) Nausea 2 (12.5%) Grade 1 2 (12.5%) Hyponatremia 3 (18.8%) Grade 2 1 (6.3%) Grade 1 2 (12.5%) Iron overload 2 (12.5%) Grade 1 1 (6.3%) Grade 3* 1 (6.3%) Back pain 3 (18.8%) Grade 1 3 (18.8%) Dyspnea 3 (18.8%) Grade 2 1 (6.3%) Grade 1 2 (12.5%) Pruritus 3 (18.8%) Grade 1 3 (18.8%) Subjects were counted once for each category at the highest severity grade. *Elevated ferritin level, no organ damage reported Adverse Event Frequency • 62.5% of patients experienced at least one treatment-related adverse event Severity of Adverse Events • Most adverse events were Grade 1 or Grade 2, indicating a tolerable safety profile Common Affected Systems • Metabolism, musculoskeletal, and respiratory systems were most frequently observed Grade 3 and Higher Events • Grade 3 or higher adverse events were rare and did not indicate emerging safety concerns 15

16 Phase 1a Trial: Pharmacokinetic Results Pharmacokinetic profile from the analysis of plasma from patients receiving TTX-MC138 demonstrated evidence of drug availability consistent with preclinical data Mean concentrations on C1D1 Supra-proportional Dose and AUC 16

17 Phase 1a Trial: Efficacy Analysis Best Overall Response Evaluable Subjects (N=14) Complete Response 0 (0%) Partial Response 0 (0%) Stable Disease 9 (64.3%) Progressive Disease 3 (21.4%) Not Evaluable 2 (14.3%) Overall Response Rate Swimmers Plot Response Categories Durable disease stabilization in 9 out of 14 (64%) evaluable metastatic patients consistent with the anticipated cytostatic mechanism of miR-10b suppression Progression-free survival, overall safety population 6 months Source: Table 14.2.1.1.1 dated 3/14/2026 17

18 Phase 1a Trial: Thyroid Cancer Case Patient 103-003 with metastatic thyroid cancer with lung metastases Thyroglobulin levels • Associated with increased tumor burden • Dropped to 0 after 6 cycles • Stable disease radiographically C7 and C8 Dose held • Possibly related to elevated TSAT/Ferritin levels Patient remains on treatment Patient 103-003 Thyroglobulin levels 18

19 Phase 2a Trial: TTX-MC138 in Colorectal Cancer Targeting minimal residual disease Opportunity: Address unmet medical need by evaluating TTX-MC138 in colorectal patients post adjuvant treatment with curative intent Mechanism of Action: Evaluate TTX-MC138 in micrometastatic setting where no options exist for patients Treatment: TTX-MC138 can effectively intercept the metastatic process in patients with micrometastases at risk for recurrence Safety Profile: TTX-MC138 is well tolerated with minimal adverse events noted. Important in patients who have completed aggressive and toxic adjuvant therapy Therapeutic Intervention: May have the greatest opportunity to improve long-term outcomes in patients Partnership with QLHC: PRE-I-SPY clinical trial platform “Liquid Biopsies” Detection of Microscopic Disease: A Diagnostic Shift • ctDNA able to detect microscopic disease far below limits of detection of radiologic procedures • Strong correlation between detection of ctDNA and development of radiologic recurrence • Presents a new therapeutic opportunity • Ability to select patients at a high risk of recurrence following conventional primary and adjuvant therapy given with curative intent TTX-MC138’s mechanism of action and safety profile make it uniquely suited for use in this setting 19

20 Phase 2a Study: Quantum Leap Healthcare Collaboration Accelerate Success - Partnership with the Quantum Leap Healthcare Collaborative oncology platform study Rapid Study Initiation - Ready-to-deploy infrastructure and parallel regulatory approvals enable swift clinical study activation Leverage Established Clinical Network - Leading clinical research centers with experienced investigators who help define standard-of-care practices Operational Efficiency - Lean operational model minimizes administrative overhead while ensuring high-quality trial execution Accelerated Timelines and Cost Savings - Fast onboarding and implementation enable quicker patient enrollment and reduced development costs Platform Study PI: Dr. Paula Pohlmann, MD (MD Anderson) Planned Clinical Sites • Mayo (MN, FL, AZ) • Univ. of Minnesota • Univ. of Alabama • Univ. of Chicago • Rutgers • The Ohio State • U. Penn • NYU Langone • MGH 20

21 Phase 2a Trial Design: Single Arm Open Label Patient Selection ctDNA+ after curative-intent standard therapy ctDNA Monitoring Serial ctDNA analysis every cycle (primary endpoint assessment) Response Assessment ctDNA clearance →MRD Negativity, MRD Conversion, Depth of MRD Response Readout May support registration trial design First-mover in CRC / MRD space Treatment N = 45 patients, 4.8 mg/kg, IV, Q28D, 12 cycles 21

22 Seviprotimut-L Cancer Vaccine

Seviprotimut-L: Overview and Unmet Needs 23 • FDA “Orphan Drug” status • Successful completion of adaptive Phase 3 clinical trial “MAVIS” • FDA “Fast Track” designation • Peer reviewed publication (JITC) • Planned Phase 3 (“MELISSA”) potential for confirmatory trial ⎼ FDA Special Protocol Assessment (SPA) • Manufacturing planning ongoing Novel polyvalent shed antigens vaccine for the adjuvant treatment of Stage IIB and IIC melanoma in patients 60 years and younger • Keytruda (Merck) & Opdivo (BMS) are checkpoint inhibitors (CPIs) approved for the adjuvant treatment of melanoma in Stage IIB and IIC patients at risk for disease recurrence • Seviprotimut-L clinical opportunities relative to CPIs: • Potential to reduce risk of severe, long-term or chronic side effects from immunotherapy • Potential to lower cost – product manufacturing and different treatment paradigm • Broaden patient eligibility – Estimated < 50% of patients respond to CPIs, patient selection methods (e.g., PD-L1 expression) are not reliable • May be administered without affecting CPIs efficacy, first-line or in combination • Oncologist and Dermatologist friendly, vaccine administration regimen

Seviprotimut-L: Phase 3 MAVIS Clinical Trial Design & Efficacy Results 24 Study Drug • 40 µg seviprotimut* vs placebo Study Population • Ages 18 to 80, female and male • Stage IIB/IIC, IIIA, and IIIB/IIIC melanoma patients, resected with clear margins • Resection within 90 days of first dose • No other biological modifiers within 60 days of first dose Administration and Schedule • Intradermally - 4 injections (0.2 mL each injection) 15 Doses over 24 months Clinical Trial Sites • 55 sites in US and Canada * 0.8 mL suspension containing 0.05 mg/mL drug substance – shed antigens – plus 20 mg/mL alum in 0.9% saline Recurrence-Free Survival Overall Survival Planned subgroup analysis (N = 111) revealed trends to longer: • RFS (HR 0.65 [0.37,1.17]) • OS (HR 0.37[0.13, 1.06]) Journal Immunother Cancer,2021 Oct 1; 9 (10)

25 Pre-Clinical Programs

26 UIO 524 Next Generation Oncolytic Virus

Next Generation Oncolytic Virus: UIO-524

UIO-524: engineered adenovirus type 5 based oncolytic virus



KH-SPARC
E1A ΔRb/ΔE1B-19k
CD40L
4-1BBL
hTERT
IL-21
Hexon 5
Fiber 5/3

- Hybrid promoter (SPARC-KR) to drive stromal-tumor specific virus replication
- Armed with three powerful immunostimulatory genes (CD40L, 4-1BBL and IL-21)
- Engineered to target a tumor cell receptor, desmoglein-2, highly expressed in multiple cancer indications
- Expected low risk, scalable manufacturing
- Preclinical development stage (currently halfway through IND)
- Earlier stage oncolytic viruses (UIO-525 and UIO-526) in company pipeline

High lytic capacity, immunogenicity, selective replication and manufacturing scale up

27

28 UIO 524: Preclinical PoC & Initial Focus for Clinical Development 7 14 21 28 400 800 1200 1600 0 0 Human A549 NSCLC (immuno-compromised mice) Tumor Volume ( mm3 ) Days PBS UIO-524 Significant oncolytic activity demonstrated with UIO-524 in experimental tumor model Low grade Muscle Invasive Bladder Cancer (MIBC) • Bladder cancer 9th most common cancer globally (heavily concentrated in men and older adults) • Oncolytic viruses are emerging as novel bladder cancer immunotherapies, with intravesical delivery allowing high local exposure with limited potential systemic toxicity Relevant Competitive drugs (similar therapeutic modality): − CG-Oncology’s CG0070 (cretostimogene): modified, replication-competent adenovirus engineered to carry a GM-CSF transgene − Binhui Biopharm’s OH2 :recombinant oncolytic virus derived from a genetically modified herpes simplex virus type 2 strain) armed with genes like IL-21 and 4-1BBL • Muscle-invasive bladder cancer (MIBC) means the tumor has grown into the thick detrusor muscle layer of the bladder wall UIO-524 represents a novel therapeutic modality for bladder cancer, with significant opportunity to successfully develop UIO-524 for the treatment of adult patients with low-grade MIBC 28

29 TTX Drug Design Engine

TTX Tunable Drug Design Engine 30 Payload diversity Size Smart release linkers Enhanced targeting Nanometers Microns Non-cleavable pH sensitive Tissue-specific Time-sensitive Polymers Biomolecules (e.g. glucose) mAbs Peptides Tunable Platform Customizable to desired size, payload and pharmacokinetics Smart Release Technology Allows payload to bind to/ release from carrier inside cells according to specifications Desirable Carrier Attributes Highly stable, low toxicity, low immunogenicity Payload Diversity Allows packaging of nucleic acids, proteins, peptides, radionuclides, small molecules Enhanced Targeting and Uptake Greatly improved tumor uptake and entrapment in tumor cells Nucleic acids Peptides Radionuclides Small Molecules Customized according to predesigned specifications Versatile platform for internal use, also available for partnering

31 TTX-siPD-L1 RNAi-based Checkpoint Inhibitor

Traditional ICI* vs TTX-siPD-L1: Mechanistic & Clinical Comparison

Properties	Traditional ICI*	TTX-siPD-L1
Mechanism	Blocks PD-1/PD-L1 interaction at the cell surface	siRNA silences PD-L1 gene expression inside tumor cells
Targeting	Systemic immune activation; broad exposure	Tumor-targeted delivery; preferential uptake by tumor microenvironment and reduced systemic immune activation
Pharmacology	Long-acting antibodies; fixed systemic distribution	siRNA with controlled intracellular release; potential for tunable PD-L1 knockdown which may overcome resistance driven by PD-L1 overexpression
Efficacy	Best in “hot” tumors; resistance common	May convert “cold” tumors to “hot” by reducing immunosuppression; potential in ICI-resistant disease
Safety	Higher risk of immune-related toxicities	Lower systemic immune activation driven by TTX biodistribution

TTX-siPD-L1 suppresses PD-L1 production at the genetic level with tumor-targeted delivery—offering a potentially safer, more adaptable approach

* Immune Checkpoint Inhibitors

32

TTX-siPD-L1 Generated Robust Preclinical Response in Mice 33 Results: • High-dose TTX-siPD-L1 + gemcitabine regressed pancreatic tumors by 90% within the first two weeks of treatment and delayed tumor growth. (Figure A above) • Treatment increased survival - 67% of the experimental animals survived for 12 weeks. (Figure B above) 90% tumor regression in the first two weeks of treatment Source: Scientific Reports, 9 (1), 4712 2019

34 TTX-RIGA A PRR Agonist

TTX-RIGA: RIG-I Signaling 35 Properties Traditional ICI* TTX-RIGA Mechanism Activate RIG-I broadly, often requiring high doses Tumor-targeted RIG-I activation via nanoparticle delivery and template-based activation Targeting Limited tumor selectivity; need for local injection Preferential activation in tumors; minimizes systemic innate activation Delivery Often unstable RNA ligands; rapid degradation Stabilized RNA agonist protected within nanoparticles Efficacy Potent but short-lived signaling; toxicity limits dosing Sustained RIG-I signaling; enhances antigen presentation and T-cell priming Safety High risk of cytokine storm, flu-like symptoms, systemic inflammation Reduced cytokine-related toxicity; improved therapeutic window Traditional RIG-I agonists activate innate immunity system-wide, limiting dose and safety. TTX-RIGA delivers a stabilized RIG-I agonist selectively activated in tumors, enabling potent local immune activation with reduced systemic toxicity * Immune Checkpoint Inhibitors

TTX-RIGA: In Vivo Efficacy 36 C57BL/6 mice were implanted s.c. with B16-F10 cells. Treatment was initiated once tumors were established. Treatment continued until day 6 after tumor implantation. On day 12 after the beginning of treatment, a secondary tumor challenge with the same cell line was performed by s.c. implantation into the contralateral flank.

TTX Pre-Clinical Programs: Moving Forward 37 • Developing nucleic acid-based therapeutics against cancer depends critically on successful delivery to tumors and metastases • TTX has shown successful delivery to cancerous lesions, including in humans • The efficacy of TTX-based nucleic acid therapeutics, e.g. TTX-siPD-L1, reflects effects both on the tumor cells and tumor microenvironment, especially macrophages • PRR agonism holds promise for the treatment of cancer with reports of immunity against rechallenge in animals • Systemic approaches to agonize PRR, including RIGA, could unlock the potential of the approach against cancer by potentially allowing safe application in the context of disseminated disease

38 Corporate Finance Overview

Recent Corporate Developments 39 Q4 25 Q1 26 Q2 26 Acquisition of Polynoma Series A Pref. $25 million investment by CK Life Sciences Series B Pref. Licensing of immuno-oncolytic portfolio from Unleash Immuno Oncolytics Series C Pref. $20 million SEPA transaction with Yorkville Advisors Conv. Notes Common Stock

Capital Structure 40 Share Price June 11, 2026 $5.69 Shares Outstanding (000) * June 11, 2026 950 Market Capitalization ($mm) June 11, 2026 $5.4 Shares Outstanding (000) * Pro Forma 18,655 Market Capitalization ($mm) Pro Forma $106.1 Long-Term Debt Mar 31, 2026 - - - Cash & Equivalents ($mm) Mar 31, 2026 $12.8 * Excludes 543,270 warrants and 2,035 options with per share exercise prices of $272.71 and $16,958.12, respectively Pro Forma information reflects full conversion of Series A, B and C preferred shares into common stock

41 Investment Thesis

Investment Thesis 42 "We have built a three-platform oncology company with a pipeline that would cost multiples of our current market cap to replicate from scratch. That gap closes with execution." Philippe P. Calais, CEO Building an innovative and differentiated oncology company to meaningfully improve the treatment of advanced cancer by developing breakthrough treatment modalities acting on metastatic cancer and enhancing the power of the immune system Strategic focus • Balanced and scalable portfolio: “3 shots on goal” • Near term clinical value creation and benefit for the patients • Platform driven innovation and long-term pipeline sustainability • Prioritize TTX-MC138 clinical development • Three potential catalysts in the next 18 months: Phase 2a enrolment completion, preliminary data readout, final data • Pipeline built for differentiation and scale • Combination treatment of Seviprotimut-L and TTX-MC138 • Explore the potential of our TTX proprietary delivery engine • Develop UIO524 • Organization and capital discipline • Execution • Recent transactions structured to avoid heavy upfront financial commitment • Communication

Near Term Catalysts – Each a Potential Inflection Point 43 Q2 26 Q3 26 Q4 26 1H 27 2H27 TTX-MC138 Phase 2a enrollment initiation TTX-MC138 Phase 2a enrollment update TTX-MC138 Phase 2a preliminary results TTX-MC138 Phase 1a results at major oncology conference Phase 2a enrollment completion TTX-MC138 Phase 2a completion, preliminary readout Advance other preclinical assets towards IND* * Assumes available funding, incl. government grants